UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2020

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on December 24, 2020, (i) Peabody Energy Corporation (“Peabody” or the “Company”), (ii) certain of its subsidiaries, (iii) each of the revolving lenders (the “Revolving Lenders”) under the Company’s first lien secured credit facility, dated April 3, 2017 (as modified, amended or supplemented from time to time, “Credit Agreement”), among Peabody, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (as successor to Goldman Sachs Bank USA in its capacity as administrative agent) (the “Administrative Agent”), and other lenders party thereto, (iv) the Administrative Agent, and (v) and certain holders, or investment advisors, sub-advisors, or managers of discretionary accounts that hold (together with their respective successors and permitted assigns, each, a “Consenting Noteholder” and, collectively, the “Consenting Noteholders”) the Company’s 6.000% Senior Secured Notes due 2022, entered into a transaction support agreement (together with all exhibits, annexes and schedules thereto, the “Transaction Support Agreement”) to define their commitments to effect a series of transactions to provide the Company with maturity extensions and covenant relief, while allowing it to maintain sufficient operating liquidity and financial flexibility.

On December 31, 2020, the Company entered into an amended and restated Transaction Support Agreement (the “Amended and Restated Transaction Support Agreement”) with the parties to the Transaction Support Agreement, including certain of the Company’s subsidiaries, the Revolving Lenders, the Administrative Agent, and the Consenting Noteholders. The Amended and Restated Transaction Support Agreement, among other things, amends the definition of “Wilpinjong Triggering Event” included in the term sheet attached to the Transaction Support Agreement.

The foregoing summary of the Amended and Restated Transaction Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Transaction Support Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference. A marked copy (showing the amendments) of the Amended and Restated Transaction Support Agreement is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Where relevant, updates included in the Amended and Restated Transaction Support Agreement described in Item 1.01 above, including the revised definition of “Wilpinjong Triggering Event,” were made to the following sections of the Offering Memorandum (as defined in Item 8.01 below): “Description of the New Peabody Notes” and “Description of the New Co-Issuer Notes.” These sections outline the terms of the New Peabody Notes and the New Co-Issuer Notes, respectively (each as defined in Item 8.01 below). The updated sections are included as Exhibit B and Exhibit C, respectively, to each of Exhibit 10.1 and Exhibit 10.2 (marked to show amendments) hereto.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01.	Other Events.

On December 31, 2020, the Company issued a press release announcing the issuance of Supplement No. 1 to the Confidential Offering Memorandum and Consent Solicitation Statement, dated December 24, 2020 (as supplemented by Supplement No. 1 and as it may be further supplemented and amended from time to time, the “Offering Memorandum”) relating to the Company’s previously-disclosed offer to exchange any and all of its outstanding $459,000,000 aggregate principal amount of 6.000% Senior Secured Notes due 2022 for (i) new 10.000% Senior Secured Notes due December 31, 2024 (the “New Co-Issuer Notes”) to be co-issued by PIC AU Holdings LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of Peabody, and PIC AU Holdings Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of Peabody, and (ii) new 8.500% Senior Secured Notes due December 31, 2024 (the “New Peabody Notes” and, together with the New

Co-Issuer Notes, the “New Notes”) to be issued by Peabody. Among other things, Supplement No. 1 updates the Offering Memorandum for the amendments included in the Amended and Restated Transaction Support Agreement. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The New Notes have not been and will not be registered under the Securities Act or the securities laws of any state, and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 constitutes an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that Peabody expects will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, (i) the availability of alternative transactions, (ii) general market conditions and (iii) a variety of economic, competitive and regulatory factors, many of which are beyond Peabody’s control, including the impact of the COVID-19 outbreak and factors that are described in Peabody’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody’s website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Transaction Support Agreement, dated as of December 31, 2020, between Peabody, certain subsidiaries of Peabody, the Revolving Lenders, the Administrative Agent, and the Consenting Noteholders.

10.2	Amended and Restated Transaction Support Agreement, dated as of December 31, 2020, between Peabody, certain subsidiaries of Peabody, the Revolving Lenders, the Administrative Agent, and the Consenting Noteholders (Marked to Show Amendments).

99.1	Press Release of Peabody, dated December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

December 31, 2020	By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Chief Legal Officer